UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 27, 2009

SINO CLEAN ENERGY INC.

(Exact name of registrant as specified in its charter)

Nevada	000-51753	75-2882833
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

Room 1605, Suite B, Zhengxin Building
No. 5, Gaoxin 1st Road, Gaoxin District
Xi’an, Shaanxi Province, People’s Republic of China

(Address of Principal Executive Offices)

(8629) 8209-1099

 (Issuer Telephone Number)

N/A

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Form 8-K and other reports filed by Sino Clean Energy Inc. (the “Registrant”) from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management.  When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements.  Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant.  Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 8.01    Other Events

On September 27, 2009, Tongchuan Suoke Clean Energy Co., Ltd. (“Suoke Clean Energy”), the Registrant’s indirect wholly-owned subsidiary in the People’s Republic of China (“PRC”), received notice from Tongchuan Bureau of Commerce approving its acquisition of 100% equity interest of Shaanxi Suo’ang New Energy Enterprise Co., Ltd. (“Suo’ang New Energy”). As previously described in the Registrant’s current report on Form 8-K filed on July 7, 2009, Suoke Clean Energy is a wholly foreign owned enterprise (WFOE) under applicable PRC law. With the approval from Tongchuan Bureau of Commerce, Suo’ang New Energy becomes a domestic PRC enterprise wholly owned by a WFOE.

The Registrant’s coal water mixture business is conducted primarily through Suo’ang New Energy. Prior to the approval from Tongchuan Bureau of Commerce, the Registrant could only have minority ownership interest of Suo’ang New Energy, with majority ownership interest held by Shaanxi Suo’ang Biological Science & Technology Co., Ltd. (“Suo’ang BST”), which the Registrant controls through contractual arrangements but has no actual ownership interest. With the approval from Tonchuan Bureau of Commerce, the Registrant is now able to consolidate 100% ownership of Suo’ang New Energy through Suoke Clean Energy.

In obtaining the approval from Tongchuan Bureau of Commerce, the Registrant is also fulfilling one of its covenants to the investors who acquired the Registrant’s 10% senior secured convertible notes and common stock warrants in July 2009, which transactions were previously disclosed in the Registrant’s current reports on Form 8-K filed on July 8 and 22, 2009.

In accordance with applicable PRC law, Suo’ang New Energy received a new business license from Tongchuan Administration of Industry and Commerce on September 18, 2009, in advance of the approval from Tongchuan Bureau of Commerce, listing Suoke Clean Energy as its sole owner. Registration of the approval from Tongchuan Bureau of Commerce with the Tongchuan municipal government is pending, which the Registrant anticipates to be completed sometime in October  2009.

Item 9.01    Financial Statement and Exhibits.

(d)    EXHIBITS

Exhibit Number	Description

99.1	Approval Notice from Tongchuan Bureau of Commerce
99.2	New Business License of Suo’ang New Energy

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 1, 2009	SINO CLEAN ENERGY INC. (Registrant)

	By:	/s/ Baowen Ren
Baowen Ren
Chief Executive Officer